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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            Reported): June 17, 1998

          LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1998, which forms Ocwen Mortgage Loan Trust 1998-OFS2).

                             LEHMAN ABS CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                       333-39649                 13-3447441
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

Three World Financial Center
200 Vesey Street
New York, New York                                              10022
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(Address of Principal                                        (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212) 526-7000
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Item 5.  Other Events.
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Filing of Derived Materials.*
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         In  connection  with the  offering of the  Mortgage  Loan Asset  Backed
Certificates, Series 1998-OFS2 (the "Certificates") Lehman Brothers Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation 202, the Registrant is filing certain computational materials by paper filing on Form SE in reliance on a continuing hardship exemption.

         For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Ocwen Mortgage Loan Trust 1998-OFS2.



______________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus and the Prospectus Supplement of Lehman ABS Corporation, relating to its Ocwen Mortgage Loan Trust 1998-OFS2.

Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
          ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1              Derived Materials

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LEHMAN ABS CORPORATION



                                  By: /s/ Samir A. Tabet
                                      -------------------------------
                                      Name:  Samir A. Tabet
                                      Title:  Senior Vice President

Dated:  June 17, 1998

                                  Exhibit Index
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Exhibit                                                                 Page
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99.1     Derived Materials ...............................................6